GARTMORE VARIABLE INSURANCE TRUST

                            GVIT Small Cap Value Fund
                             GVIT Small Company Fund
                           GVIT Small Cap Growth Fund

                    Prospectus Supplement dated June 30, 2003
                       to Prospectus dated April 28, 2003

The disclosure with respect to the portfolio managers for the GVIT Small Company Fund in the "Management" section on page 23 of the above noted Prospectus is deleted and replaced with the following:

     GVIT SMALL COMPANY FUND PORTFOLIO MANAGER: Brandon M. Nelson is the portfolio manager for the portion of the GVIT Small Company Fund managed by Strong. He is primarily responsible for the day-to-day management of Strong's portion of the Fund's portfolio.

     Brandon M. Nelson, CFA, has over six years of investment experience. Mr. Nelson joined Strong as a research analyst in 1996. Mr. Nelson received an M.S. degree in finance from the University of Wisconsin Madison and was selected to participate in the Applied Security Analysis Program. Mr.
     Nelson also earned a B.B.A. degree in finance from the University of Wisconsin Madison.


     INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE
                                   REFERENCE.